UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2016

COMPUTER PROGRAMS AND SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Wall Street, Mobile, Alabama 36695 (Address of Principal Executive Offices, including Zip Code)
(251) 639-8100 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On January 8, 2016, Computer Programs and Systems, Inc. (the “Company” or “CPSI”) filed a Current Report on Form 8-K (the “Initial Filing”) with the United States Securities and Exchange Commission to report the consummation of its acquisition of Healthland Holding Inc. (“Healthland”). This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to present certain financial statements of Healthland and to present certain unaudited pro forma condensed combined financial information of the Company in connection with the acquisition of Healthland.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Healthland as of December 31, 2014 and 2013 and the related audited consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the years ended December 31, 2014, 2013 and 2012, together with the notes thereto and the auditor’s report thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited interim condensed consolidated balance sheet of Healthland as of September 30, 2015 and the related unaudited interim condensed consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the nine months ended September 30, 2015 and 2014, together with the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of CPSI as of September 30, 2015 and the unaudited pro forma condensed combined statements of income of CPSI for the year ended December 31, 2014 and the nine months ended September 30, 2015, together with the notes thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Auditors
99.1
Audited consolidated balance sheets of Healthland Holding Inc. as of December 31, 2014 and 2013 and the related audited consolidated statements of operations, stockholders deficit, and cash flows for each of the years in the three-year period ended December 31, 2014, together with the notes thereto and the auditor’s report thereon.

99.2
Unaudited condensed consolidated balance sheet of Healthland as of September 30, 2015 and the related unaudited interim condensed consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the nine months ended September 30, 2015 and 2014, together with the notes thereto.

99.3
Unaudited pro forma condensed combined balance sheet of CPSI as of September 30, 2015 and the unaudited pro forma condensed combined statements of income of CPSI for the year ended December 31, 2014 and the nine months ended September 30, 2015, together with the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Date: February 23, 2016	By:	/s/ J. Boyd Douglas
J. Boyd Douglas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Auditors
99.1
Audited consolidated balance sheets of Healthland Holding Inc. as of December 31, 2014 and 2013 and the related audited consolidated statements of operations, stockholders deficit, and cash flows for each of the years in the three-year period ended December 31, 2014, together with the notes thereto and the auditor’s report thereon.

99.2
Unaudited condensed consolidated balance sheet of Healthland as of September 30, 2015 and the related unaudited interim condensed consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the nine months ended September 30, 2015 and 2014, together with the notes thereto.

99.3
Unaudited pro forma condensed combined balance sheet of CPSI as of September 30, 2015 and the unaudited pro forma condensed combined statements of income of CPSI for the year ended December 31, 2014 and the nine months ended September 30, 2015, together with the notes thereto.